EXHIBIT 99.1

Phoenix Footwear Group, Inc.

PHOENIX FOOTWEAR GROUP ANNOUNCES MAJOR OPERATIONAL RE-ALIGNMENT

•	Scott Sporrer promoted to Interim Chief Financial Officer

•	Key hires and management changes in the areas of finance, sourcing, product, logistics, customer service, planning and operations

Carlsbad, California, October 24, 2007 — Phoenix Footwear Group, Inc. (AMEX: PXG), a multi-brand footwear and accessories company, today announced an organizational re-alignment to better support its ongoing business improvement efforts. Cathy Taylor, President and Chief Executive Officer, commented, “As part of our ongoing assessment of the business, we have implemented a number of management changes that we believe will help to strengthen the team and improve financial performance. I am pleased to be able to announce today the majority of these key organizational changes.”

Scott Sporrer, currently the Company’s Controller, has been appointed Interim Chief Financial Officer. Scott has extensive experience with Phoenix Footwear having served as the Company’s corporate controller since 2005. Prior to Phoenix Footwear, Scott, a Certified Public Accountant, served as a Senior Associate at Relational Advisors, LLC, where he advised middle market and Fortune 500 clients on mergers and acquisitions, private financings, and shareholder matters. Scott began his career at Ernst & Young providing auditing and consulting services over a six year period. Ken Wolf has resigned his position as Chief Financial Officer, effective November 15, and will assist in the transition over the next month.

Ms. Taylor said, “We are fortunate and pleased to have Scott assume the role of Chief Financial Officer of Phoenix Footwear. Scott has been a key member of the accounting and finance team for years and we expect him to easily transition into his new role and continue as a strong member of our executive management team. We wish Ken well on his new endeavors and thank him for his superior service.”

The Company has recently made several key new hires in the area of sourcing, including Jim Ferguson as Country Manager responsible for the Company’s China sourcing office and operations. Jim is fluent in Mandarin Chinese and has extensive global sourcing expertise. Additionally, the Company has hired both new product development and material specialist personnel in the Company’s China office and corporate headquarters. These changes are expected to dramatically improve the Company’s performance in this key area. As part of these changes, Prasad Reddy will be leaving his position as Vice President, Sourcing.

To further support efforts to improve the Company’s operational performance, several additional appointments have been made in a number of key areas.

Bill Bryant has been promoted to Director of Logistics and Customer Service. Over the last 4 years, Bill has filled a number of roles in the Company including Manager of Customer Service and Director of Logistics.

Mia Goodman, previously General Manager of Women’s Director of Planning for the Chambers Belt Company, has been promoted to Vice President, Forecasting and Planning. In this role, Mia will lead the organization’s focus on improving sales forecasting, inventory turns, and gross margin performance across all product categories and brands. Mia has extensive experience as a senior planning executive, including leadership positions at Wet Seal and Anchor Blue.

Ms. Taylor said, “Mia’s planning experience and management leadership capabilities are expected to help us to develop and build a critical area of our business. I look forward to working with Mia and her team to better optimize the planning and forecasting functions throughout the Company.”

Lastly, to support implementation of many of the Company’s strategic initiatives and improvements across many of its operational areas, the position of Senior Vice President, Operations is being created. Ms. Taylor said, “To effectively compete and to be a strong, multi-branded business, we must invest in our core operational processes and technology capabilities. For the last several months Doug Ford has been working with us to assess and lead these areas. He will be filling this new position going forward. Doug brings to the company significant executive operational experience having previously served as a COO and CFO, which complements a diverse industry experience from his time as a Partner at Kurt Salmon Associates, a global management consulting firm. Doug will be responsible for logistics, information technology, forecasting, planning, human resources, and e-commerce technology.”

James Riedman, Chairman of the Board, said, “Cathy and the rest of the executive team are making tremendous improvements in the business across the board and in particular, in the key areas of strategic planning, product development and operations. We expect these changes to be reflected with improved financial performance in 2008 and also provide many benefits to our retail partners and consumers. These key strategic changes are critical to improving our financial performance and I am pleased that these core competencies are being further developed in our Company.”

About Phoenix Footwear Group, Inc.

Phoenix Footwear Group, Inc., headquartered in Carlsbad, California, designs, develops and markets a diversified selection of men's and women's dress and casual footwear, belts, and other accessories. The Company's moderate-to-premium priced brands include the Tommy Bahama Footwear®, Trotters®, SoftWalk®, Strol®, H.S. Trask®, and Altama® footwear lines, and Chambers Belts®. Emphasizing quality, fit and traditional and authentic designs, these brands comprise over 100 different styles of footwear and

750 styles of personal accessories primarily sold through department stores, specialty retailers, mass merchants and catalogs. Phoenix Footwear Group, Inc. is traded on the American Stock Exchange under the symbol PXG.

Forward-Looking Statements

This press release contains certain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, which are intended to be covered by the safe harbors created thereby. These forward-looking statements include, but are not limited to, statements regarding expected financial performance and improvements, statements regarding the expected benefits of management changes and/or statements preceded by, followed by or that include the words “believes,” “could,” “expects,” “anticipates,” “estimates,” “intends,” “plans,” “projects,” “seeks,” “exploring, “ or similar expressions. Investors are cautioned that all forward- looking statements involve risks and uncertainties that could cause actual results to differ materially from those in the forward-looking statements. Many of these risks and uncertainties are discussed in Phoenix Footwear’s Annual Report on Form 10-K for the fiscal year ended December 30, 2006 filed with the Securities and Exchange Commission (the “SEC”), and in any subsequent reports filed with the SEC, all of which are available at the SEC’s website at www.sec.gov. These include without limitation: risks related to the Company’s ability to attract and retain new senior management personnel and the loss of one or more senior executives. Although the Company believes that the assumptions underlying the forward-looking statements contained herein are reasonable, any of the assumptions could be inaccurate, and therefore, there can be no assurance that the forward-looking statements included in this press release will prove to be accurate. In light of the significant uncertainties inherent in the forward-looking statements included herein, the inclusion of such information should not be regarded as a representation by the Company or any other person that the objectives and plans of the Company will be achieved. All forward-looking statements included in this press release are based on the Company’s current expectations and projections about future events, based on information available at the time of the release, and the Company assumes no obligation to update any forward-looking statements.

Contacts:

Kenneth Wolf	Andrew Greenebaum
Chief Financial Officer	Integrated Corporate Relations, Inc.
Phoenix Footwear Group, Inc.	(310) 954-1100
(760) 602-9688	agreenebaum@icrinc.com

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